UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2016

Date of reporting period :	January 1, 2016 — December 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Variable Trust

Annual report
12 | 31 | 16

Putnam VT
Absolute Return 500 Fund®

Message from the Trustees

Dear Shareholder:

With 2017 under way, investor sentiment generally brightened at the prospect of moving beyond the challenges of the past year, when politics tested markets. Fortunately, market turbulence in the aftermath of key political events was in many cases followed by impressive rebounds, and annual performance in most global financial markets exceeded expectations.

Of course, uncertainties and macroeconomic risks do not simply disappear with the close of the calendar year. Conditions in the bond market have changed given the shift in the potential for inflation. As such, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we also believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended December 31, 2016, as well as an outlook for the coming months.

As always, thank you for investing with Putnam.

Performance summary (as of 12/31/16)

Investment objective

To earn a positive total return that exceeds the return on U.S. Treasury bills by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions

Net asset value December 31, 2016

Class IA: $10.15	Class IB: $10.03

Total return at net asset value

			BofA	Bloomberg
			Merrill	Barclays
			Lynch U.S.	U.S.
(as of	Class IA	Class IB	Treasury	Aggregate	S&P 500	Fund’s
12/31/16)	shares*	shares*	Bill Index	Bond Index	Index	target†

1 year	0.93%	0.60%	0.37%	2.65%	11.96%	5.37%

5 years	14.53	13.00	0.72	11.67	98.18	—
Annualized	2.75	2.47	0.14	2.23	14.66	5.14

Life	10.29	8.59	0.79	18.42	85.56	—
Annualized	1.74	1.46	0.14	3.03	11.52	5.14

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: May 2, 2011.

† Fund’s benchmark plus 5.00%. No information for the target return is provided for periods of less than one year.

The S&P 500 Index is an unmanaged index of common stock performance. The BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Negative weights may result from timing differences between trade and settlement dates of securities, such as TBAs, or by the use of derivatives.

Putnam VT Absolute Return 500 Fund	1

Report from your fund’s manager

What factors influenced the global investment environment for the 12-month reporting period ended December 31, 2016?

The global investment environment was mostly favorable during 2016. The year began in the immediate aftermath of the U.S. Federal Reserve’s first increase in its federal funds target rate since 2006. While the U.S. stock market had anticipated this move on the back of accelerating growth in the domestic economy, equity prices moved lower in the opening weeks of the year on renewed concerns about China, a global economic slowdown, and sinking oil prices. Crude oil prices reached a 13-year low in February due to concerns about a global recession, weakening demand for natural resources from emerging markets, and high levels of global inventories. In the months that followed, however, oil prices stabilized and rebounded as growth in global energy demand rekindled.

In early summer, the United Kingdom surprised the world when voters approved “Brexit,” a referendum to exit the European Union. Stocks fell worldwide following the vote but bounced back quickly as markets digested the news. In the wake of Brexit, central banks around the world reiterated that they would remain accommodative and stimulative in their monetary policies.

The U.S. presidential election campaign dominated the news during the late summer and early fall, and amid the controversial campaign, stock performance pulled back, likely due to investors’ discomfort with political uncertainty. The surprise victory of Donald Trump and the resulting realignment of expectations for business-friendly policies from a Republican-controlled government reignited investor optimism, and stocks around the world rallied strongly in the final six weeks of 2016. In mid-December, the Fed raised the federal funds target rate by an additional one-quarter point.

In fixed income, the adoption of a more risk-on attitude in the closing weeks of the year helped credit-sensitive instruments such as high-yield bonds produce stronger results. Interest-rate-sensitive assets behaved differently, however, with the benchmark 10-year Treasury yield trending higher and then spiking following the Trump victory, pushing bond prices lower.

Internationally, the economic picture was less positive, as many developed-market economies continued to battle anemic growth, and their central banks continued monetary easing to try to stimulate economic momentum.

For the 12 months ended December 31, 2016, the Dow Jones Industrial Average and the S&P 500 Index finished strong, returning 13.42% and 11.96%, respectively. The MSCI World Index [ND], a measure of large- and mid-cap stocks across 23 developed-market economies, ended the period with a return of 7.51%. The Bloomberg Barclays U.S. Aggregate Bond Index, a proxy for investment-grade bonds, was up 2.65%, while high-yield bonds, as measured by the JPMorgan Developed High Yield Index, gained 18.22%.

How did Putnam VT Absolute Return 500 Fund perform during this period?

For the 12 months ended December 31, 2016, the fund’s class IA shares delivered a positive result, returning 0.93%, compared with a 0.37% return for its benchmark, the BoA Merrill Lynch U.S. Treasury Bill Index. However, the fund underperformed its target, which seeks the return of its benchmark plus 5.00% on an annualized basis over a reasonable time [generally at least three years or more] regardless of market conditions.

The fund’s directional market strategies were a positive contributor to the fund’s performance. The fund’s allocations across equities, credit-sensitive assets, rate-sensitive assets, and inflation-sensitive assets all delivered positive contributions. Directional equities were the biggest contributor. The fund also got a boost from its directional inflation allocation, where we benefited from a short position in commodities early in the year and a long position later in the year.

Among the fund’s non-directional strategies, there were a number of offsetting results, but the combined effect overall was a small positive. As an example, within equity-selection alpha strategies, which take advantage of market-neutral opportunities across stock markets, a quantitatively driven U.S. large-cap strategy experienced weakness. This underperformance was balanced by strong returns from our fundamental forensic accounting trade, which identifies companies that use aggressive accounting practices as candidates for short selling. In fixed income, security selection added value, with a structured credit strategy that primarily focuses on the securitized mortgage market performing particularly well, though strong performance in this area was balanced by weakness in a fixed-income country allocation strategy.

What is your investment outlook as we move into 2017?

We remain bullish on U.S. equities, at least for the short term. While there are several unknowns about the extent of tax and deregulation policy changes ahead, we believe the U.S. economy will continue to see incremental positive growth, which in our view could translate into further gains among domestic stocks. This stance is tempered with the concerns that the market could grow impatient if anticipated policy changes are delayed by the legislative process or by unfavorable action on trade policy or disruptions in geopolitical matters.

In our view, the U.S. economy appears the healthiest compared with much of the rest of the world. In Europe, ongoing negotiations between the United Kingdom and the European Union on Brexit will bear watching and could introduce volatility into the equity markets. We also believe that another concern going into 2017 will be whether the strong U.S. dollar impinges upon the earnings capabilities of large U.S. multinationals or whether it inhibits the ability of emerging-market borrowers to service dollar-denominated debt.

In addition, although energy markets seem to have stabilized for the moment, we will be closely watching how the supply and demand dynamics of the industry may affect prices, which in turn could affect the current strength of many emerging-market economies. We continue to search for new non-directional strategies and believe the events described above have the potential to create attractive non-directional opportunities.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

2	Putnam VT Absolute Return 500 Fund

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. Our alpha strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Our use of leverage obtained through derivatives increases these risks by increasing investment exposure. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s efforts to produce lower-volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. The fund may not achieve its goal, and it is not intended to be a complete investment program. You can lose money by investing in the fund. The fund’s prospectus lists additional risks.

Your fund’s managers

Portfolio Manager James A. Fetch is Co-Head of Global Asset Allocation at Putnam. He has been in the investment industry since he joined Putnam in 1994.

In addition to James, your fund is managed by Putnam’s Co-Head of Global Asset Allocation Robert J. Kea, CFA; Chief Investment Officer, Global Asset Allocation, Robert J. Schoen; and Co-Head of Global Asset Allocation Jason R. Vaillancourt, CFA.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Putnam VT Absolute Return 500 Fund	3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/16 to 12/31/16. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios
	Class IA	Class IB

Net expenses for the fiscal year ended
12/31/15*	0.92%	1.17%

Total annual operating expenses for the fiscal
year ended 12/31/15	1.36%	1.61%

Annualized expense ratio for the six-month
period ended 12/31/16†	0.90%	1.15%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.02%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit expenses through 4/30/17.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000
Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/16		ended 12/31/16

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$4.55	$5.81	$4.57	$5.84

Ending value
(after
expenses)	$1,011.00	$1,009.10	$1,020.61	$1,019.36

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/16. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4	Putnam VT Absolute Return 500 Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Absolute Return 500 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Absolute Return 500 Fund (the “Fund”) as of December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments as of December 31, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2017

Putnam VT Absolute Return 500 Fund	5

The fund’s portfolio 12/31/16

COMMON STOCKS (25.0%)*	Shares	Value

Basic materials (1.5%)
Anhui Conch Cement Co., Ltd. (China)	10,000	$26,987

Ashland Global Holdings, Inc.	76	8,306

Bemis Co., Inc.	214	10,233

Braskem SA Class A (Preference) (Brazil)	5,900	62,087

China Lesso Group Holdings, Ltd. (China)	36,000	23,266

China Railway Construction Corp., Ltd. (China)	33,500	42,918

Hyosung Corp. (South Korea)	402	48,349

IRPC PCL (Thailand)	131,000	17,559

Lee & Man Paper Manufacturing, Ltd. (China)	8,000	6,180

Lotte Chemical Corp. (South Korea)	131	39,795

PTT Global Chemical PCL (Thailand)	28,500	50,139

Reliance Steel & Aluminum Co.	140	11,136

Sherwin-Williams Co. (The)	107	28,755

Siam Cement PCL (The) (Thailand)	3,450	47,873

Sinopec Shanghai Petrochemical Co., Ltd. (China)	78,000	42,222

Sonoco Products Co.	182	9,591

		475,396
Capital goods (1.6%)
Allison Transmission Holdings, Inc.	635	21,393

Avery Dennison Corp.	417	29,282

Berry Plastics Group, Inc. †	213	10,379

BWX Technologies, Inc.	242	9,607

Carlisle Cos., Inc.	71	7,831

China Railway Group, Ltd. (China)	56,000	45,819

Crown Holdings, Inc. †	229	12,039

General Dynamics Corp.	279	48,172

Honeywell International, Inc.	613	71,016

Northrop Grumman Corp.	365	84,892

Raytheon Co.	586	83,212

Waste Management, Inc.	925	65,592

		489,234
Communication services (2.1%)
AT&T, Inc.	810	34,449

China Mobile, Ltd. (China)	1,000	10,486

Comcast Corp. Class A	510	35,216

DISH Network Corp. Class A †	4,808	278,524

Juniper Networks, Inc.	2,043	57,735

LG Uplus Corp. (South Korea)	1,412	13,378

Telekomunikasi Indonesia Persero Tbk PT
(Indonesia)	209,800	61,720

Telkom SA SOC, Ltd. (South Africa)	7,217	38,859

Verizon Communications, Inc.	2,137	114,073

		644,440
Consumer cyclicals (2.8%)
Alfa SAB de CV (Mexico)	7,341	9,087

Aramark	162	5,787

Automatic Data Processing, Inc.	851	87,466

AutoZone, Inc. †	78	61,604

Carter’s, Inc.	92	7,948

CBS Corp. Class B (non-voting shares)	549	34,927

China Dongxiang Group Co., Ltd. (China)	45,000	8,109

Clorox Co. (The)	46	5,521

Dollar General Corp.	802	59,404

Great Wall Motor Co., Ltd. (China)	34,000	31,531

Hankook Tire Co., Ltd. (South Korea)	115	5,518

Hasbro, Inc.	388	30,183

COMMON STOCKS (25.0%)* cont.	Shares	Value

Consumer cyclicals cont.
Home Depot, Inc. (The)	86	$11,531

Hyatt Hotels Corp. Class A †	170	9,394

Imperial Holdings, Ltd. (South Africa)	2,927	38,670

Interpublic Group of Cos., Inc. (The)	989	23,152

Itausa - Investimentos Itau SA (Preference) (Brazil)	12,200	31,037

John Wiley & Sons, Inc. Class A	95	5,178

Kia Motors Corp. (South Korea)	1,208	39,196

Kimberly-Clark Corp.	67	7,646

Kimberly-Clark de Mexico SAB de CV
Class A (Mexico)	23,137	41,665

Lowe’s Cos., Inc.	907	64,506

Madison Square Garden Co. (The) Class A †	22	3,773

Naspers, Ltd. Class N (South Africa)	34	4,954

News Corp. Class B	260	3,068

Omnicom Group, Inc.	31	2,638

PVH Corp.	77	6,948

Qualicorp SA (Brazil)	4,600	27,207

Scotts Miracle-Gro Co. (The) Class A	92	8,791

ServiceMaster Global Holdings, Inc. †	419	15,784

Smiles SA (Brazil)	3,200	43,978

TJX Cos., Inc. (The)	537	40,345

Twenty-First Century Fox, Inc.	1,668	46,771

Vail Resorts, Inc.	21	3,388

Vantiv, Inc. Class A †	766	45,669

World Fuel Services Corp.	154	7,070

		879,444
Consumer staples (2.2%)
Altria Group, Inc.	1,494	101,024

Church & Dwight Co., Inc.	247	10,915

Colgate-Palmolive Co.	842	55,100

Constellation Brands, Inc. Class A	41	6,286

Coty, Inc. Class A	184	3,369

CVS Health Corp.	736	58,078

General Mills, Inc.	825	50,960

Gruma SAB de CV Class B (Mexico)	3,204	40,711

Grupo Lala SAB de CV (Mexico)	16,759	24,375

Hershey Co. (The)	551	56,990

JBS SA (Brazil)	5,599	19,611

KT&G Corp. (South Korea)	522	43,631

LG Household & Health Care, Ltd. (South Korea)	29	20,548

McDonald’s Corp.	714	86,908

PepsiCo, Inc.	60	6,278

Philip Morris International, Inc.	25	2,287

Pool Corp.	73	7,617

Procter & Gamble Co. (The)	269	22,618

Sao Martinho SA (Brazil)	2,094	12,546

Sysco Corp.	1,019	56,422

US Foods Holding Corp. †	100	2,748

		689,022
Energy (1.3%)
Bangchak Petroleum PCL (The) (Thailand)	9,800	9,168

Dril-Quip, Inc. †	70	4,204

Exxon Mobil Corp.	1,719	155,157

FMC Technologies, Inc. †	599	21,282

Formosa Petrochemical Corp. (Taiwan)	7,000	24,228

Phillips 66	257	22,207

Schlumberger, Ltd.	1,149	96,459

6	Putnam VT Absolute Return 500 Fund

COMMON STOCKS (25.0%)* cont.	Shares	Value

Energy cont.
SK Innovation Co., Ltd. (South Korea)	269	$32,440

Thai Oil PCL (Thailand)	19,800	39,948

		405,093
Financials (5.3%)
Aflac, Inc.	346	24,082

AGNC Investment Corp. R	2,343	42,479

Agricultural Bank of China, Ltd. (China)	133,000	54,305

Alleghany Corp. †	9	5,473

Allstate Corp. (The)	127	9,413

Ally Financial, Inc.	714	13,580

American Financial Group, Inc.	80	7,050

Annaly Capital Management, Inc. R	2,144	21,376

Aspen Insurance Holdings, Ltd.	184	10,120

Associated Banc-Corp.	157	3,878

Assured Guaranty, Ltd.	183	6,912

Banco Bradesco SA ADR (Brazil)	4,577	39,866

Bank Negara Indonesia Persero Tbk PT (Indonesia)	81,900	33,475

Bank of Communications Co., Ltd. (China)	65,000	46,530

Bank of New York Mellon Corp. (The)	619	29,328

Berkshire Hathaway, Inc. Class B †	296	48,242

Brandywine Realty Trust R	298	4,920

Broadridge Financial Solutions, Inc.	242	16,045

Capital One Financial Corp.	414	36,117

Chimera Investment Corp. R	954	16,237

China Cinda Asset Management Co., Ltd. (China)	107,000	38,602

China Construction Bank Corp. (China)	69,000	52,862

China Life Insurance Co., Ltd. (Taiwan)	5,000	4,956

Chongqing Rural Commercial Bank Co., Ltd. (China)	41,000	24,069

CIFI Holdings Group Co., Ltd. (China)	24,000	6,442

CoreLogic, Inc. †	208	7,661

Corporate Office Properties Trust R	169	5,276

Discover Financial Services	580	41,812

Equity Commonwealth † R	249	7,530

Equity Lifestyle Properties, Inc. R	78	5,624

Equity One, Inc. R	168	5,156

Equity Residential Trust R	379	24,392

Everest Re Group, Ltd.	80	17,312

Guangzhou R&F Properties Co., Ltd. (China)	33,600	40,603

Hanover Insurance Group, Inc. (The)	48	4,368

Highwealth Construction Corp. (Taiwan)	14,000	19,668

Highwoods Properties, Inc. R	153	7,805

Hyundai Marine & Fire Insurance Co., Ltd.
(South Korea)	501	13,043

Industrial & Commercial Bank of China, Ltd.
(China)	137,000	81,710

Industrial Bank of Korea (South Korea)	2,349	24,658

Intercontinental Exchange, Inc.	501	28,266

KB Financial Group, Inc. (South Korea)	100	3,533

Liberty Holdings, Ltd. (South Africa)	3,867	31,101

Liberty Property Trust R	184	7,268

Macerich Co. (The) R	144	10,201

Macquarie Mexico Real Estate Management
SA de CV (Mexico) R	10,529	10,885

Marsh & McLennan Cos., Inc.	537	36,296

MFA Financial, Inc. R	1,245	9,499

Mid-America Apartment Communities, Inc. R	54	5,288

MRV Engenharia e Participacoes SA (Brazil)	12,200	41,008

COMMON STOCKS (25.0%)* cont.	Shares	Value

Financials cont.
Old Mutual PLC (South Africa)	12,524	$31,771

People’s Insurance Co. Group of China, Ltd.
(China)	115,000	45,220

PNC Financial Services Group, Inc. (The)	723	84,562

Popular, Inc. (Puerto Rico)	304	13,321

Public Storage R	21	4,694

Regency Centers Corp. R	150	10,343

Reinsurance Group of America, Inc.	102	12,835

Retail Properties of America, Inc. Class A R	255	3,909

Sberbank of Russia PJSC ADR (Russia)	6,817	78,722

Shinhan Financial Group Co., Ltd. (South Korea)	442	16,572

SunTrust Banks, Inc.	541	29,674

TCF Financial Corp.	506	9,913

Travelers Cos., Inc. (The)	292	35,747

Two Harbors Investment Corp. R	1,241	10,822

U.S. Bancorp	688	35,343

Voya Financial, Inc.	800	31,376

Weingarten Realty Investors R	128	4,581

Wells Fargo & Co.	1,666	91,813

Western Alliance Bancorp †	171	8,329

		1,645,869
Health care (2.2%)
AmerisourceBergen Corp.	264	20,642

C.R. Bard, Inc.	89	19,995

Charles River Laboratories International, Inc. †	74	5,638

DaVita Inc. †	477	30,623

Intuitive Surgical, Inc. †	65	41,221

Johnson & Johnson	1,191	137,215

McKesson Corp.	385	54,073

Merck & Co., Inc.	714	42,033

Pfizer, Inc.	3,301	107,216

Richter Gedeon Nyrt (Hungary)	2,381	50,250

Thermo Fisher Scientific, Inc.	538	75,912

UnitedHealth Group, Inc.	616	98,585

VWR Corp. †	144	3,604

Waters Corp. †	37	4,972

		691,979
Technology (4.4%)
Agilent Technologies, Inc.	355	16,174

Alibaba Group Holding, Ltd. ADR (China) †	402	35,300

Alphabet, Inc. Class A †	160	126,792

Amdocs, Ltd.	328	19,106

Apple, Inc.	518	59,995

Applied Materials, Inc.	2,120	68,412

AU Optronics Corp. (Taiwan)	11,000	3,991

Cisco Systems, Inc.	3,445	104,108

CommerceHub, Inc. Ser. C †	300	4,509

eBay, Inc. †	2,514	74,641

Fiserv, Inc. †	438	46,551

Fitbit, Inc. Class A †	1,334	9,765

Foxconn Technology Co., Ltd. (Taiwan)	19,190	50,334

Genpact, Ltd. †	313	7,618

Hon Hai Precision Industry Co., Ltd. (Taiwan)	31,100	80,565

Innolux Corp. (Taiwan)	40,000	14,323

Intuit, Inc.	242	27,736

L-3 Communications Holdings, Inc.	89	13,538

Microsoft Corp.	458	28,460

Motorola Solutions, Inc.	201	16,661

Putnam VT Absolute Return 500 Fund	7

COMMON STOCKS (25.0%)* cont.	Shares	Value

Technology cont.
MSCI, Inc.	76	$5,987

NetEase, Inc. ADR (China)	274	59,003

Paychex, Inc.	1,146	69,768

Samsung Electronics Co., Ltd. (South Korea)	127	187,650

Synopsys, Inc. †	326	19,188

Taiwan Semiconductor Manufacturing Co., Ltd.
ADR (Taiwan)	2,607	74,951

Tencent Holdings, Ltd. (China)	2,700	65,529

Texas Instruments, Inc.	789	57,573

Tripod Technology Corp. (Taiwan)	6,000	13,495

		1,361,723
Transportation (0.5%)
AirAsia Bhd (Malaysia)	29,800	15,197

Controladora Vuela Cia de Aviacion SAB de CV
Class A (Mexico) †	3,338	4,998

Eva Airways Corp. (Taiwan)	22,000	9,941

MISC Bhd (Malaysia)	14,900	24,425

Southwest Airlines Co.	435	21,680

United Parcel Service, Inc. Class B	805	92,285

		168,526
Utilities and power (1.1%)
American Electric Power Co., Inc.	488	30,724

American Water Works Co., Inc.	203	14,689

Equatorial Energia SA (Brazil)	3,150	52,650

Eversource Energy	210	11,598

Great Plains Energy, Inc.	358	9,791

Korea Electric Power Corp. (South Korea)	1,223	44,699

NiSource, Inc.	532	11,778

PG&E Corp.	758	46,064

Southern Co. (The)	793	39,008

Tenaga Nasional Bhd (Malaysia)	17,100	52,899

Westar Energy, Inc.	185	10,425

		324,325

Total common stocks (cost $6,967,615)		$7,775,051

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (9.8%)*	Principal amount	Value

U.S. Government Agency Mortgage Obligations (9.8%)
Federal National Mortgage Association
Pass-Through Certificates
3.50%, TBA, 1/1/47	$2,000,000	$2,050,000
3.00%, TBA, 1/1/47	1,000,000	994,219

		3,044,219
Total U.S. government and agency mortgage
obligations (cost $3,050,781)		$3,044,219

MORTGAGE-BACKED
SECURITIES (7.8%)*	Principal amount	Value

Agency collateralized mortgage obligations (4.7%)
Federal Home Loan Mortgage Corporation
IFB Ser. 4073, Class AS, IO, 5.346%, 8/15/38	$208,080	$21,563
Ser. 4322, Class ID, IO, 4.50%, 5/15/43	125,971	21,324
Ser. 4568, Class MI, IO, 4.00%, 4/15/46	120,701	19,765
Ser. 4193, Class PI, IO, 4.00%, 3/15/43	57,604	8,896
Ser. 4604, Class QI, IO, 3.50%, 7/15/46	263,555	43,415
Ser. 4121, Class AI, IO, 3.50%, 10/15/42	197,544	38,022
Ser. 4097, Class PI, IO, 3.50%, 11/15/40	113,291	14,588
Ser. 4134, Class PI, IO, 3.00%, 11/15/42	215,796	26,308
Ser. 4206, Class IP, IO, 3.00%, 12/15/41	95,822	10,680

MORTGAGE-BACKED
SECURITIES (7.8%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	$82,924	$19,957
IFB Ser. 12-68, Class BS, IO, 5.244%, 7/25/42	97,528	17,477
IFB Ser. 13-101, Class SE, IO, 5.144%, 10/25/43	89,038	19,924
Ser. 12-118, Class IC, IO, 3.50%, 11/25/42	149,974	28,176
Ser. 12-136, Class PI, IO, 3.50%, 11/25/42	61,149	6,396
Ser. 14-76, IO, 3.50%, 11/25/39	186,623	18,992
Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	63,757	7,708
Ser. 13-1, Class MI, IO, 3.00%, 1/25/43	136,736	12,773
Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	268,597	22,549
Ser. 13-31, Class NI, IO, 3.00%, 6/25/41	79,364	6,522

Government National Mortgage Association
Ser. 09-79, Class IC, IO, 6.00%, 8/20/39	160,040	31,683
IFB Ser. 13-129, Class SN, IO, 5.411%, 9/20/43	41,268	6,666
Ser. 14-182, Class KI, IO, 5.00%, 10/20/44	104,872	21,398
Ser. 14-133, Class IP, IO, 5.00%, 9/16/44	135,379	27,129
Ser. 14-122, Class IC, IO, 5.00%, 8/20/44	56,446	10,336
Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	66,379	12,832
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	7,591	350
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	60,523	12,369
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	87,687	18,379
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	63,884	13,196
Ser. 16-37, Class IW, IO, 4.50%, 2/20/46	96,461	20,860
Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	124,670	23,783
Ser. 13-20, Class QI, IO, 4.50%, 12/16/42	97,378	16,729
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	24,723	4,690
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	83,528	14,024
Ser. 15-79, Class CI, IO, 4.00%, 5/20/45	93,836	18,836
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	89,327	19,491
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	147,180	24,882
Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	59,397	10,952
Ser. 12-38, Class MI, IO, 4.00%, 3/20/42	147,975	27,435
Ser. 14-133, Class AI, IO, 4.00%, 10/20/36	149,576	15,477
Ser. 16-111, Class IP, IO, 3.50%, 8/20/46	109,732	14,517
Ser. 15-64, Class PI, IO, 3.50%, 5/20/45	117,858	16,800
Ser. 15-124, Class LI, IO, 3.50%, 3/20/45	439,514	48,347
Ser. 16-136, Class YI, IO, 3.50%, 3/20/45	102,066	13,906
Ser. 15-20, Class PI, IO, 3.50%, 2/20/45	169,269	29,199
Ser. 15-24, Class IA, IO, 3.50%, 2/20/45	91,599	14,106
Ser. 13-102, Class IP, IO, 3.50%, 6/20/43	53,807	5,395
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	50,586	5,954
Ser. 12-136, Class BI, IO, 3.50%, 11/20/42	123,192	23,764
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	47,553	4,837
Ser. 12-71, Class JI, IO, 3.50%, 4/16/41	42,579	3,423
Ser. 13-157, Class IA, IO, 3.50%, 4/20/40	124,188	14,947
Ser. 13-90, Class HI, IO, 3.50%, 4/20/40	46,445	2,946
Ser. 13-79, Class XI, IO, 3.50%, 11/20/39	83,070	11,213
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	239,772	25,967
Ser. 15-96, Class NI, IO, 3.50%, 1/20/39	91,871	11,493
Ser. 15-82, Class GI, IO, 3.50%, 12/20/38	186,157	18,282
Ser. 15-124, Class DI, IO, 3.50%, 1/20/38	156,015	20,547
Ser. 15-H22, Class GI, IO, 2.579%, 9/20/65	136,801	18,345
Ser. 16-H02, Class BI, IO, 2.471%, 11/20/65	359,574	38,787
Ser. 15-H25, Class BI, IO, 2.445%, 10/20/65	304,807	34,138
FRB Ser. 15-H16, Class XI, IO, 2.434%, 7/20/65	113,158	13,454
Ser. 15-H20, Class CI, IO, 2.405%, 8/20/65	182,962	21,904
Ser. 14-H21, Class AI, IO, 2.204%, 10/20/64	210,007	21,085
Ser. 15-H24, Class HI, IO, 2.032%, 9/20/65	509,963	43,245
Ser. 16-H03, Class AI, IO, 2.028%, 1/20/66	167,175	19,301
Ser. 15-H09, Class AI, IO, 2.012%, 4/20/65	240,586	25,670

8	Putnam VT Absolute Return 500 Fund

MORTGAGE-BACKED
SECURITIES (7.8%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 16-H04, Class KI, IO, 1.934%, 2/20/66	$119,870	$11,227
Ser. 15-H15, Class JI, IO, 1.929%, 6/20/65	282,142	30,274
Ser. 15-H19, Class NI, IO, 1.902%, 7/20/65	213,017	22,303
Ser. 15-H18, Class IA, IO, 1.816%, 6/20/65	106,680	8,716
Ser. 15-H10, Class CI, IO, 1.797%, 4/20/65	170,931	16,895
Ser. 15-H26, Class GI, IO, 1.781%, 10/20/65	226,691	22,624
Ser. 15-H09, Class BI, IO, 1.689%, 3/20/65	242,556	20,933
Ser. 15-H10, Class EI, IO, 1.626%, 4/20/65	147,907	9,303
Ser. 15-H25, Class AI, IO, 1.605%, 9/20/65	321,353	27,572
Ser. 15-H24, Class BI, IO, 1.605%, 8/20/65	454,597	27,867
Ser. 16-H08, Class GI, IO, 1.421%, 4/20/66	263,533	17,288

		1,453,106
Commercial mortgage-backed securities (1.4%)
Bear Stearns Commercial Mortgage Securities
Trust FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45	37,000	35,150

Bear Stearns Commercial Mortgage Securities
Trust 144A FRB Ser. 06-PW11, Class C, 5.436%,
3/11/39	25,000	6,250

Credit Suisse First Boston Mortgage
Securities Corp. Ser. 05-C3, Class B, 4.882%,
7/15/37	9,076	8,993

GE Capital Commercial Mortgage Corp. FRB
Ser. 05-C1, Class D, 4.411%, 6/10/48	22,509	22,634

GE Capital Commercial Mortgage Corp. Trust
FRB Ser. 06-C1, Class AJ, 5.309%, 3/10/44	17,396	17,118

GMAC Commercial Mortgage Securities, Inc.
Trust 144A FRB Ser. 04-C3, Class X1, IO, 0.914%,
12/10/41	47,361	860

GS Mortgage Securities Trust 144A FRB
Ser. 13-GC16, Class D, 5.32%, 11/10/46	18,000	16,600

JPMBB Commercial Mortgage Securities
Trust 144A FRB Ser. 13-C14, Class E, 4.562%,
8/15/46	16,000	12,587

JPMorgan Chase Commercial Mortgage
Securities Trust FRB Ser. 06-LDP7, Class B,
5.925%, 4/17/45	20,000	3,644

JPMorgan Chase Commercial Mortgage Securities
Trust 144A
FRB Ser. 07-CB20, Class C, 6.252%, 2/12/51	20,000	17,600
Ser. 13-C13, Class E, 3.986%, 1/15/46	12,000	7,997

LB-UBS Commercial Mortgage Trust
Ser. 06-C6, Class D, 5.502%, 9/15/39	23,000	4,965
FRB Ser. 06-C6, Class C, 5.482%, 9/15/39	20,000	5,943

Merrill Lynch Mortgage Trust
FRB Ser. 05-CIP1, Class C, 5.595%, 7/12/38	17,092	16,656
Ser. 04-KEY2, Class D, 5.046%, 8/12/39	17,595	17,446

ML-CFC Commercial Mortgage Trust 144A
Ser. 06-4, Class AJFX, 5.147%, 12/12/49	6,013	6,004
FRB Ser. 06-4, Class XC, IO, 0.678%, 12/12/49	83,545	17

UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 4.885%, 5/10/63	17,000	11,878
Ser. 13-C6, Class E, 3.50%, 4/10/46	38,000	25,422

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C23, Class F, 5.594%, 1/15/45	10,485	10,380

Wells Fargo Commercial Mortgage Trust 144A
Ser. 12-LC5, Class E, 4.777%, 10/15/45	100,000	74,490

MORTGAGE-BACKED
SECURITIES (7.8%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C3, Class E, 5.00%, 3/15/44	$30,000	$24,252
Ser. 12-C7, Class F, 4.50%, 6/15/45	100,000	71,110
Ser. 13-C12, Class E, 3.50%, 3/15/48	15,000	11,079

		429,075
Residential mortgage-backed securities (non-agency) (1.7%)
Bear Stearns Alt-A Trust FRB Ser. 04-3, Class B,
3.681%, 4/25/34	24,804	24,636

Countrywide Alternative Loan Trust
FRB Ser. 05-27, Class 1A6, 1.576%, 8/25/35	22,127	16,927
FRB Ser. 06-OA7, Class 1A2, 1.507%, 6/25/46	12,803	11,139
FRB Ser. 05-59, Class 1A1, 1.069%, 11/20/35	17,326	14,871

Federal National Mortgage Association
Connecticut Avenue Securities FRB
Ser. 16-C03, Class 2B, 13.506%, 10/25/28	10,000	12,558
Connecticut Avenue Securities FRB
Ser. 16-C02, Class 1B, 13.006%, 9/25/28	60,000	73,607
Connecticut Avenue Securities FRB
Ser. 16-C03, Class 1B, 12.506%, 10/25/28	85,000	100,549
Connecticut Avenue Securities FRB
Ser. 15-C04, Class 1M2, 6.456%, 4/25/28	38,000	41,856
Connecticut Avenue Securities FRB
Ser. 15-C04, Class 2M2, 6.306%, 4/25/28	10,000	10,905
Connecticut Avenue Securities FRB
Ser. 15-C03, Class 1M2, 5.756%, 7/25/25	68,000	73,220
Connecticut Avenue Securities FRB
Ser. 15-C02, Class 2M2, 4.756%, 5/25/25	6,000	6,262

Nomura Resecuritization Trust 144A FRB
Ser. 15-4R, Class 1A14, 0.681%, 3/26/47	165,000	102,465

WaMu Mortgage Pass-Through Certificates
Trust FRB Ser. 04-AR12, Class A2B, 1.216%,
10/25/44	31,883	29,645

Wells Fargo Mortgage Backed Securities Trust
FRB Ser. 06-AR6, Class 7A2, 3.025%, 3/25/36	14,841	14,531

		533,171

Total mortgage-backed securities (cost $2,470,041)		$2,415,352

INVESTMENT COMPANIES (5.7%)*	Shares	Value

Consumer Discretionary Select Sector SPDR Fund	3,290	$267,806

Consumer Staples Select Sector SPDR Fund	5,190	268,375

Financial Select Sector SPDR Fund	11,800	274,350

Financial Select Sector SPDR Fund	3,568	268,742

Industrial Select Sector SPDR Fund	4,256	264,808

iShares MSCI India ETF (India)	3,905	104,693

SPDR S&P 500 ETF Trust	295	65,941

Utility Select Sector SPDR Fund	5,267	255,818

Total investment companies (cost $1,736,125)		$1,770,533

COMMODITY LINKED
NOTES (5.6%)* †††	Principal amount	Value

Bank of America Corp. 144A sr. unsec.
unsub. notes 1-month LIBOR less 0.15%,
2017 (Indexed to the BofA Merrill Lynch
Commodity MLCXP2KS Excess Return
Strategy multiplied by 3)	$100,000	$96,657

Citigroup Global Markets Holdings Inc.
sr. notes Ser. N, 3-month USD LIBOR less
0.20%, 2017 (Indexed to the Citi Commodity
Spread Index—Bloomberg Commodity
Index SM 3 Month Forward Sub-Indices
versus Bloomberg Commodity Index SM
Sub-Indices multiplied by 3)	690,000	682,906

Putnam VT Absolute Return 500 Fund	9

COMMODITY LINKED
NOTES (5.6%)* ††† cont.	Principal amount	Value

S&P GSCI TOTAL RETURN INDEX zero %,
12/4/17	$250,000	$319,651

S&P GSCI TOTAL RETURN INVERS 3X 144A
zero %, 12/7/17 (United Kingdom)	228,360	223,777

UBS AG/London 144A sr. notes 1-month LIBOR less
0.10%, 2017 (Indexed to the UBSIF3AT Index
multiplied by 3) (United Kingdom)	80,000	80,046

UBS AG/London 144A sr. notes 1-month LIBOR less
0.10%, 2017 (Indexed to the UBSIF3AT Index
multiplied by 3) (United Kingdom)	333,000	346,526

Total commodity linked notes (cost $1,681,360)		$1,749,563

	Expiration
WARRANTS (1.1%)* †	date	Strike price	Warrants	Value

Aurobindo Pharma,
Ltd. 144A (India)	6/22/17	$0.00	421	$4,152

Bharat Petroleum Corp.,
Ltd. 144A (India)	3/9/18	0.00	5,269	49,336

China State Construction
Engineering Corp.,
Ltd. 144A (China)	1/22/18	0.00	32,104	40,884

HCL Technologies, Ltd.
144A (India)	3/31/17	0.00	2,766	33,743

Hindalco Industries, Ltd.
144A (India)	9/26/17	0.00	3,979	9,090

Hindustan Petroleum
Corp., Ltd. 144A (India)	6/4/18	0.00	6,809	44,273

Indian Oil Corp., Ltd.
144A (India)	10/16/17	0.00	10,852	51,974

Infosys, Ltd. 144A (India)	6/27/18	0.00	2,284	34,009

Shanghai Automotive
Co. (China)	3/2/17	0.00	13,600	45,950

Tata Motors, Ltd. 144A
(India)	3/9/17	0.00	4,386	30,502

Wipro, Ltd. 144A (India)	3/31/17	0.00	415	2,901

Zhengzhou Yutong Bus
Co., Ltd. 144A (China)	7/24/17	0.00	3,100	8,739

Total warrants (cost $292,461)				$355,553

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (1.1%)*	Principal amount		Value

Brazil (Federal Republic of) sr. unsec.
unsub. notes 10.00%, 1/1/17 (Brazil)
(units)	BRL	80	$25,780

Buenos Aires (Province of) 144A sr. unsec.
unsub. notes 10.875%, 1/26/21 (Argentina)		100,000	114,520

Russia (Federation of) 144A sr. unsec.
unsub. bonds 5.625%, 4/4/42 (Russia)		200,000	215,000

Total foreign government and agency bonds
and notes (cost $340,148)			$355,300

CORPORATE BONDS
AND NOTES (0.9%)*	Principal amount	Value

Enbridge, Inc. sr. unsec. unsub. bonds 4.25%,
12/1/26 (Canada)	$20,000	$20,478

Petrobras Global Finance BV company
guaranty sr. unsec. unsub. bonds 5.625%,
5/20/43 (Brazil)	14,000	10,349

Petrobras Global Finance BV company
guaranty sr. unsec. unsub. notes 8.75%,
5/23/26 (Brazil)	31,000	33,441

CORPORATE BONDS
AND NOTES (0.9%)*	Principal amount	Value

Petrobras Global Finance BV company
guaranty sr. unsec. unsub. notes 6.25%,
3/17/24 (Brazil)	$136,000	$130,560

Petrobras Global Finance BV company
guaranty sr. unsec. unsub. notes 4.875%,
3/17/20 (Brazil)	44,000	43,503

Petroleos Mexicanos company guaranty sr.
unsec. unsub. notes 6.375%, 1/23/45 (Mexico)	20,000	18,200

Petroleos Mexicanos company guaranty sr.
unsec. unsub. notes 4.50%, 1/23/26 (Mexico)	39,000	35,529

Total corporate bonds and notes (cost $291,031)		$292,060

ASSET-BACKED SECURITIES (0.2%)*	Principal amount	Value

Station Place Securitization Trust FRB
Ser. 16-1, Class A, 1.756%, 2/25/17 acquired
2/4/16, cost $51,000) ∆∆	$51,000	$51,000

Total asset-backed securities (cost $51,000)		$51,000

PURCHASED SWAP OPTIONS OUTSTANDING (0.0%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
1.4019/3 month USD-LIBOR-BBA/
Jan-19	Jan-17/1.4019	$57,400	$7

Citibank, N.A.
2.226/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.226	28,700	83

2.11875/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.11875	28,700	16

Credit Suisse International
1.95275/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/1.95275	28,700	1

Goldman Sachs International
2.462/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.462	43,100	630

2.4775/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.4775	28,700	471

2.2125/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.2125	28,700	63

1.1735/3 month USD-LIBOR-BBA/
Jan-18	Jan-17/1.1735	114,800	6

JPMorgan Chase Bank N.A.
2.2095/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.2095	28,700	70

Total purchased swap options outstanding (cost $1,240)			$1,347

PURCHASED OPTIONS	Expiration	Contract
OUTSTANDING (0.3%)*	date/strike price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Dec-17/$195.00	$3,251	$21,164

SPDR S&P 500 ETF Trust (Put)	Nov-17/186.00	3,707	16,323

SPDR S&P 500 ETF Trust (Put)	Oct-17/183.00	3,598	13,643

SPDR S&P 500 ETF Trust (Put)	Sep-17/180.00	3,674	10,794

SPDR S&P 500 ETF Trust (Put)	Aug-17/183.00	3,611	9,899

SPDR S&P 500 ETF Trust (Put)	Jul-17/180.00	3,684	7,347

USD/JPY (Call)	May-17/JPY 118.00	187,700	4,704

Total purchased options outstanding (cost $134,840)			$83,874

10	Putnam VT Absolute Return 500 Fund

		Principal amount/
SHORT-TERM INVESTMENTS (53.0%)*		shares	Value

Federal Home Loan Banks unsec. discount
notes 0.455%, 2/3/17		$1,500,000	$1,499,353

Federal National Mortgage Association
unsec. discount notes 0.501%, 2/1/17		500,000	499,799

Federal National Mortgage Association
unsec. discount notes 0.345%, 1/11/17		525,000	524,956

Interest in $218,293,000 joint tri-party
repurchase agreement dated 12/30/16 with
Merrill Lynch, Pierce, Fenner and Smith Inc.
due 1/3/17 — maturity value of $6,346,353
for an effective yield of 0.500% (collateralized
by various mortgage backed securities with
coupon rates ranging from 3.000% to 3.500%
and a due date of 12/1/46, valued at
$222,658,861)		6,346,000	6,346,000

Putnam Short Term Investment Fund
0.69% L	Shares	6,256,480	6,256,480

U.S. Treasury Bills 0.329%, 1/19/17 # ∆ §		$1,300,000	1,299,761

State Street Institutional U.S.
Government Money Market Fund,
Premier Class 0.42% P	Shares	20,000	20,000

Total short-term investments (cost $16,446,378)			$16,446,349

Total investments (cost $33,463,020)			$34,340,201

Key to holding’s currency abbreviations

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
PJSC	Public Joint Stock Company
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2016 through December 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC  820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $31,044,941.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $51,000, or 0.2% of net assets.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $7,607,394 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

Putnam VT Absolute Return 500 Fund	11

FORWARD CURRENCY CONTRACTS at 12/31/16 (aggregate face value $4,196,724)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Buy	1/18/17	$34,696	$36,773	$(2,077)

	British Pound	Sell	3/16/17	136,914	138,711	1,797

	Canadian Dollar	Buy	1/18/17	62,649	62,232	417

	Chinese Yuan (Offshore)	Sell	2/16/17	123,115	125,149	2,034

	Euro	Sell	3/16/17	65,707	64,241	(1,466)

	Hong Kong Dollar	Sell	2/16/17	50,872	50,905	33

	Japanese Yen	Sell	2/16/17	172,068	179,530	7,462

	New Zealand Dollar	Sell	1/18/17	46,454	46,832	378

	Norwegian Krone	Sell	3/16/17	45,138	46,298	1,160

Barclays Bank PLC

	Australian Dollar	Sell	1/18/17	19,333	18,632	(701)

	British Pound	Sell	3/16/17	39,259	40,339	1,080

	Canadian Dollar	Buy	1/18/17	22,870	24,007	(1,137)

	Euro	Sell	3/16/17	93,807	92,493	(1,314)

	New Zealand Dollar	Sell	1/18/17	46,454	46,368	(86)

Citibank, N.A.

	Australian Dollar	Buy	1/18/17	48,982	52,204	(3,222)

	Brazilian Real	Buy	1/3/17	24,764	23,846	918

	Brazilian Real	Sell	4/3/17	48,931	47,354	(1,577)

	Chinese Yuan (Offshore)	Sell	2/16/17	45,811	47,001	1,190

	Euro	Sell	3/16/17	40,565	39,376	(1,189)

	Japanese Yen	Sell	2/16/17	45,373	46,754	1,381

	New Zealand Dollar	Buy	1/18/17	91,659	94,488	(2,829)

	New Zealand Dollar	Sell	1/18/17	92,909	94,023	1,114

Credit Suisse International

	Canadian Dollar	Buy	1/18/17	93,266	93,991	(725)

	Canadian Dollar	Sell	1/18/17	94,011	93,977	(34)

	Euro	Buy	3/16/17	42,361	42,919	(558)

	Hong Kong Dollar	Sell	2/16/17	36,838	36,857	19

	Swedish Krona	Buy	3/16/17	47,726	47,367	359

Goldman Sachs International

	Australian Dollar	Buy	1/18/17	13,563	13,901	(338)

	British Pound	Sell	3/16/17	37,531	37,231	(300)

	Canadian Dollar	Buy	1/18/17	48,868	50,350	(1,482)

	Euro	Buy	3/16/17	66,552	68,999	(2,447)

	Japanese Yen	Sell	2/16/17	61,076	69,369	8,293

	New Taiwan Dollar	Sell	2/16/17	61,711	62,220	509

	New Zealand Dollar	Sell	1/18/17	162,555	165,490	2,935

	Norwegian Krone	Sell	3/16/17	40,631	41,907	1,276

	Russian Ruble	Buy	3/16/17	49,350	46,994	2,356

	South Korean Won	Sell	2/16/17	61,074	62,708	1,634

HSBC Bank USA, National Association

	Australian Dollar	Buy	1/18/17	1,226	1,300	(74)

	Canadian Dollar	Buy	1/18/17	46,335	46,791	(456)

	Euro	Sell	3/16/17	23,135	22,911	(224)

	Hong Kong Dollar	Sell	2/16/17	50,820	50,846	26

12	Putnam VT Absolute Return 500 Fund

FORWARD CURRENCY CONTRACTS at 12/31/16 (aggregate face value $4,196,724) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	1/18/17	$41,912	$47,817	$(5,905)

	British Pound	Sell	3/16/17	64,815	66,603	1,788

	Canadian Dollar	Buy	1/18/17	60,861	60,752	109

	Chinese Yuan (Offshore)	Sell	2/16/17	77,304	78,154	850

	Euro	Sell	3/16/17	149,372	149,734	362

	Hong Kong Dollar	Sell	2/16/17	110,501	110,423	(78)

	Japanese Yen	Buy	2/16/17	12,935	10,174	2,761

	New Taiwan Dollar	Sell	2/16/17	61,711	61,942	231

	New Zealand Dollar	Sell	1/18/17	93,048	92,042	(1,006)

	Norwegian Krone	Sell	3/16/17	38,893	40,125	1,232

	South Korean Won	Sell	2/16/17	61,074	62,917	1,843

	Swedish Krona	Buy	3/16/17	47,461	47,237	224

	Swiss Franc	Sell	3/16/17	28,310	28,156	(154)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	1/18/17	63,265	67,094	(3,829)

	British Pound	Sell	3/16/17	6,173	6,342	169

	Canadian Dollar	Buy	1/18/17	46,931	47,288	(357)

	Euro	Buy	3/16/17	21,445	22,631	(1,186)

	New Zealand Dollar	Sell	1/18/17	92,075	94,483	2,408

	Swedish Krona	Buy	3/16/17	63,146	62,379	767

State Street Bank and Trust Co.

	Australian Dollar	Sell	1/18/17	73,148	71,963	(1,185)

	Canadian Dollar	Buy	1/18/17	90,436	92,256	(1,820)

	Euro	Sell	3/16/17	109,547	109,652	105

	Japanese Yen	Buy	2/16/17	42,569	45,796	(3,227)

	New Zealand Dollar	Sell	1/18/17	117,906	118,537	631

	Swedish Krona	Buy	3/16/17	62,044	59,730	2,314

WestPac Banking Corp.

	Australian Dollar	Sell	1/18/17	22,147	21,348	(799)

	Euro	Sell	3/16/17	46,903	47,465	562

Total						$10,945

FUTURES CONTRACTS	Number			Unrealized
OUTSTANDING	of		Expiration	appreciation/
at 12/31/16	contracts	Value	date	(depreciation)

Euro-CAC 40 Index
(Short)	2	$102,381	Jan-17	$(2,026)

FTSE 100 Index (Short)	1	86,884	Mar-17	(1,931)

S&P 500 Index E-Mini
(Long)	18	2,012,580	Mar-17	(14,780)

S&P Mid Cap 400 Index
E-Mini (Long)	9	1,493,190	Mar-17	(22,694)

Tokyo Price Index
(Short)	1	129,882	Mar-17	(3,409)

U.S. Treasury Note 10 yr
(Short)	6	745,688	Mar-17	1,582

Total				$(43,258)

WRITTEN SWAP OPTIONS OUTSTANDING at 12/31/16 (premiums $42,020)
Counterparty
Fixed Obligation % to receive
or (pay)/Floating rate index/	Expiration	Contract
Maturity date	date/strike	amount	Value

Bank of America N.A.
(2.0514)/3 month
USD-LIBOR-BBA/Jan-19	Jan-17/2.0514	$57,400	$3

Citibank, N.A.
(1.95275)/3 month
USD-LIBOR-BBA/Jan-27	Jan-17/1.95275	28,700	1

2.776/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.776	28,700	3

2.28475/3 month
USD-LIBOR-BBA/Jan-27	Jan-17/2.28475	28,700	225

Putnam VT Absolute Return 500 Fund	13

WRITTEN SWAP OPTIONS OUTSTANDING at 12/31/16 (premiums $42,020) cont.
Counterparty
Fixed Obligation % to receive
or (pay)/Floating rate index/	Expiration	Contract
Maturity date	date/strike	amount	Value

Credit Suisse International
2.73/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.73	$28,700	$2

Goldman Sachs International
(1.52275)/3 month
USD-LIBOR-BBA/Jan-18	Jan-17/1.52275	114,800	1

2.7625/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.7625	28,700	2

2.6875/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.6875	28,700	18

2.657/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.657	43,100	19

(2.2675)/3 month
USD-LIBOR-BBA/Jan-27	Jan-17/2.2675	28,700	144

(2.242)/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.242	43,100	144

WRITTEN SWAP OPTIONS OUTSTANDING at 12/31/16 (premiums $42,020) cont.
Counterparty
Fixed Obligation % to receive
or (pay)/Floating rate index/	Expiration	Contract
Maturity date	date/strike	amount	Value

Goldman Sachs International cont.
(2.3725)/3 month
USD-LIBOR-BBA/Jan-27	Jan-17/2.3725	$28,700	$280

(2.352)/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.352	43,100	337

JPMorgan Chase Bank N.A.
2.762/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.762	28,700	4

(6.00 Floor)/3 month
USD-LIBOR-BBA/Mar-18	Mar-18/6.00	229,000	13,825

Total			$15,008

WRITTEN OPTIONS
OUTSTANDING at 12/31/16	Expiration date/	Contract
(premiums $3,234)	strike price	amount	Value

SPDR S&P 500 ETF Trust (Call)	Jan-17/$230.50	$3,261	$1,214

USD/JPY (Call)	May-17/125.00	187,700	1,590

Total			$2,804

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/16
		Upfront			Payments	Unrealized
		premium	Termination	Payments made by	received by fund	appreciation/
Notional amount		received (paid)	date	fund per annum	per annum	(depreciation)

	$622 E	$—	4/24/47	3 month USD-LIBOR-BBA	1.92%	$(94)

	450,000 E	1,183	3/15/27	3 month USD-LIBOR-BBA	2.50%	6,371

	1,914,000 E	2,890	3/15/22	3 month USD-LIBOR-BBA	2.15%	13,798

	276,700 E	1,249	3/15/47	3 month USD-LIBOR-BBA	2.704%	7,476

	6,815,000 E	11,005	3/15/27	3 month USD-LIBOR-BBA	2.4885%	82,433

	1,104,500 E	(1,846)	3/15/27	2.4885%	3 month	(13,423)
					USD-LIBOR-BBA

	1,434,300 E	(1,594)	3/15/22	2.132%	3 month	(8,528)
					USD-LIBOR-BBA

	2,492,300 E	(735)	3/15/19	1.6065%	3 month	(3,093)
					USD-LIBOR-BBA

AUD	315,000 E	(61)	3/22/22	2.70%	6 month AUD-BBR-	(243)
					BBSW

AUD	150,000 E	24	3/22/27	3.10%	6 month AUD-BBR-	(631)
					BBSW

CAD	5,000 E	(9)	3/15/22	3 month CAD-BA-CDOR	1.60%	8

CAD	491,000 E	(208)	3/15/27	2.07%	3 month CAD-BA-	(3,891)
					CDOR

CHF	86,000 E	119	3/15/27	0.25%	6 month	(485)
					CHF-LIBOR-BBA

EUR	4,165,000 E	6,253	3/15/22	0.20%	6 month	(12,959)
					EUR-EURIBOR-
					REUTERS

EUR	102,000 E	(3,881)	3/15/27	0.40%	6 month	(647)
					EUR-EURIBOR-
					REUTERS

EUR	548,000 E	(3,940)	3/15/27	0.82%	6 month	(10,623)
					EUR-EURIBOR-
					REUTERS

GBP	1,090,000 E	(473)	3/15/22	1.06%	6 month	(11,037)
					GBP-LIBOR-BBA

GBP	429,000 E	2,671	3/15/27	1.50%	6 month	(9,694)
					GBP-LIBOR-BBA

NOK	1,408,000 E	106	3/15/22	1.65%	6 month	(464)
					NOK-NIBOR-NIBR

14	Putnam VT Absolute Return 500 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/16 cont.
		Upfront			Payments received	Unrealized
		premium	Termination	Payments made by	by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

NZD	204,000 E	$(207)	3/15/27	3 month NZD-BBR-FRA	3.70%	$1,588

NZD	1,071,000 E	(94)	3/15/22	3 month NZD-BBR-FRA	3.18%	1,311

SEK	4,379,000 E	8	3/15/22	0.35%	3 month	(416)
					SEK-STIBOR-SIDE

SEK	18,000 E	—	3/15/27	1.25%	3 month	(18)
					SEK-STIBOR-SIDE

Total		$12,460				$36,739

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/16
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

Bank of America N.A.
	$10,431	$—	1/12/41	4.00% (1 month	Synthetic TRS	$(3)
				USD-LIBOR)	Index 4.00% 30 year
					Fannie Mae pools

	10,431	—	1/12/41	4.00% (1 month	Synthetic TRS	(3)
				USD-LIBOR)	Index 4.00% 30 year
					Fannie Mae pools

baskets	43,166	—	11/17/17	(3 month	A basket (MLFCF10)	226,390
				USD-LIBOR-BBA plus	of common stocks
				0.10%)

units	1,048	—	8/2/17	3 month	Russell 1000 Total	(481,494)
				USD-LIBOR-BBA minus	Return Index
				0.07%

Barclays Bank PLC
	$4,814	—	1/12/41	4.00% (1 month	Synthetic TRS	(2)
				USD-LIBOR)	Index 4.00% 30 year
					Fannie Mae pools

	10,287	—	1/12/38	6.50% (1 month	Synthetic TRS	(65)
				USD-LIBOR)	Index 6.50% 30 year
					Fannie Mae pools

	23,899	—	1/12/43	(3.50%) 1 month	Synthetic TRS	3
				USD-LIBOR	Index 3.50% 30 year
					Fannie Mae pools

Citibank, N.A.
	6,687	—	1/12/41	4.00% (1 month	Synthetic TRS	(2)
				USD-LIBOR)	Index 4.00% 30 year
					Fannie Mae pools

baskets	13,793	—	11/10/17	3 month	A basket	1,470
				USD-LIBOR-BBA minus	(CGPUTS51) of
				0.75%	common stocks

baskets	20	—	12/1/17	(3 month	A basket	73,315
				USD-LIBOR-BBA plus	(CGPUTQL2) of
				0.37%)	common stocks

units	1,562	—	3/17/17	3 month	MSCI Emerging	(6,339)
				USD-LIBOR-BBA minus	Markets TR Net USD
				0.14%

units	716	—	10/17/17	3 month	MSCI Emerging	11,073
				USD-LIBOR-BBA plus	Markets TR Net USD
				0.28%

units	445	—	11/27/17	3 month	Russell 1000 Total	(45,860)
				USD-LIBOR-BBA plus	Return Index
				0.09%

Putnam VT Absolute Return 500 Fund	15

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/16 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

Credit Suisse International
	$284,250	$—	1/12/41	4.50% (1 month	Synthetic MBX Index	$(551)
				USD-LIBOR)	4.50% 30 year Ginnie
					Mae II pools

	57,576	—	1/12/43	3.50% (1 month	Synthetic TRS	(6)
				USD-LIBOR)	Index 3.50% 30 year
					Fannie Mae pools

	4,889	—	1/12/43	3.50% (1 month	Synthetic TRS	(1)
				USD-LIBOR)	Index 3.50% 30 year
					Fannie Mae pools

	74,539	—	1/12/45	4.00% (1 month	Synthetic TRS	(70)
				USD-LIBOR)	Index 4.00% 30 year
					Fannie Mae pools

	34,586	—	1/12/45	4.00% (1 month	Synthetic TRS	(33)
				USD-LIBOR)	Index 4.00% 30 year
					Fannie Mae pools

	34,082	—	1/12/45	3.50% (1 month	Synthetic TRS	(20)
				USD-LIBOR)	Index 3.50% 30 year
					Fannie Mae pools

	40,923	—	1/12/41	(4.00%) 1 month	Synthetic TRS	13
				USD-LIBOR	Index 4.00% 30 year
					Fannie Mae pools

Deutsche Bank AG
baskets	9,819	—	10/24/17	3 month	A basket	(22,471)
				USD-LIBOR-BBA minus	(DBCT14SP) of
				0.45%	common stocks

baskets	9,814	—	10/24/17	(3 month	A basket	39,514
				USD-LIBOR-BBA plus	(DBCTPL8P) of
				0.31%)	common stocks

Goldman Sachs International
	$34,586	—	1/12/45	4.00% (1 month	Synthetic TRS	(33)
				USD-LIBOR)	Index 4.00% 30 year
					Fannie Mae pools

	38,565	—	1/12/43	(3.50%) 1 month	Synthetic TRS	4
				USD-LIBOR	Index 3.50% 30 year
					Fannie Mae pools

	33,296	—	1/12/44	(3.00%) 1 month	Synthetic TRS	80
				USD-LIBOR	Index 3.00% 30 year
					Fannie Mae pools

baskets	33,190	—	12/15/20	(1 month	A basket	(27,564)
				USD-LIBOR-BBA plus	(GSCBPUR1) of
				0.44%)	common stocks

baskets	38,157	—	12/15/20	1 month	A basket	554
				USD-LIBOR-BBA minus	(GSGLPWDS) of
				0.15%	common stocks

baskets	45,956	—	12/15/20	(1 month	A basket	(8,124)
				USD-LIBOR-BBA plus	(GSGLPWDL) of
				0.50%)	common stocks

units	8,792	—	12/15/20	(0.45%)	Goldman Sachs	5,948
					Volatility Carry US
					Scaled 3x Excess
					Return Strategy

units	7,835	—	12/15/20	(0.45%)	Goldman Sachs	5,683
					Volatility Carry US
					Series 30 Excess
					Return Strategy

units	301	—	12/12/17	3 month	MSCI Emerging	1,589
				USD-LIBOR-BBA plus	Markets TR Net USD
				0.10%

16	Putnam VT Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/16 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

JPMorgan Chase Bank N.A.
	$8,559	$—	1/12/41	4.00% (1 month	Synthetic TRS	$(3)
				USD-LIBOR)	Index 4.00% 30 year
					Fannie Mae pools

baskets	32,406	—	12/15/17	1 month	A basket	41,978
				USD-LIBOR-BBA minus	(JPCMPTSH) of
				0.40%	common stocks

JPMorgan Securities LLC
	$43,114	—	1/12/45	(4.00%) 1 month	Synthetic TRS	41
				USD-LIBOR	Index 4.00% 30 year
					Fannie Mae pools

UBS AG
units	5,659	—	8/21/17	1 month	MSCI Emerging	(22,822)
				USD-LIBOR-BBA plus	Markets TR Net USD
				0.35%

Total		$—				$(207,811)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/16
		Upfront			Payments	Unrealized
Swap counterparty/		premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB– Index	BBB–/P	$68	$1,000	5/11/63	300 bp	$12

CMBX NA BBB– Index	BBB–/P	121	2,000	5/11/63	300 bp	8

CMBX NA BBB– Index	BBB–/P	228	4,000	5/11/63	300 bp	3

CMBX NA BBB– Index	BBB–/P	247	4,000	5/11/63	300 bp	22

Barclays Bank PLC
CMBX NA BBB– Index	BBB–/P	887	8,000	5/11/63	300 bp	436

CMBX NA BBB– Index	BBB–/P	141	25,000	1/17/47	300 bp	(1,267)

Credit Suisse International
CMBX NA BB Index	—	(2,105)	15,000	1/17/47	(500 bp)	(122)

CMBX NA A Index	A/P	541	13,000	1/17/47	200 bp	246

CMBX NA BB Index	—	(1,889)	107,000	5/11/63	(500 bp)	12,173

CMBX NA BB Index	—	(491)	3,000	1/17/47	(500 bp)	(94)

CMBX NA BBB– Index	BBB–/P	4,585	58,000	1/17/47	300 bp	1,318

CMBX NA BBB– Index	BBB–/P	91,950	1,244,000	1/17/47	300 bp	21,892

Goldman Sachs International
CMBX NA BB Index	—	(6,445)	63,000	5/11/63	(500 bp)	1,835

CMBX NA BB Index	—	(757)	5,000	1/17/47	(500 bp)	(96)

CMBX NA A Index	A/P	2,571	51,000	1/17/47	200 bp	1,413

CMBX NA BB Index	—	(2,776)	19,000	5/11/63	(500 bp)	(279)

CMBX NA BB Index	—	(10,483)	62,000	1/17/47	(500 bp)	(2,284)

CMBX NA BBB– Index	BBB–/P	365	7,000	5/11/63	300 bp	(29)

CMBX NA BBB– Index	BBB–/P	435	9,000	5/11/63	300 bp	(71)

CMBX NA BBB– Index	BBB–/P	878	18,000	5/11/63	300 bp	(136)

CMBX NA BBB– Index	BBB–/P	3,376	36,000	5/11/63	300 bp	1,349

CMBX NA BBB– Index	BBB–/P	4,360	58,000	5/11/63	300 bp	1,094

CMBX NA BBB– Index	BBB–/P	1,448	17,000	1/17/47	300 bp	491

CMBX NA BBB– Index	BBB–/P	2,607	30,000	1/17/47	300 bp	917

CMBX NA BBB– Index	BBB–/P	10,595	152,000	1/17/47	300 bp	2,034

CMBX NA BBB– Index	BBB–/P	12,344	167,000	1/17/47	300 bp	2,939

Putnam VT Absolute Return 500 Fund	17

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/16 cont.
		Upfront			Payments	Unrealized
Swap counterparty/		premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

JPMorgan Securities LLC
CMBX NA BB Index	$—	$(3,656)	$26,000	5/11/63	(500 bp)	$(239)

CMBX NA BB Index	—	(1,160)	8,000	5/11/63	(500 bp)	(108)

Total		$107,985				$43,457

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2016. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/16
		Upfront			Payments	Unrealized
		premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	Date	fund per annum	(depreciation)

NA HY Series 27 Index	B+/P	$(81,998)	$1,903,000	12/20/21	500 bp	$38,985

Total		$(81,998)				$38,985

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2016. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

18	Putnam VT Absolute Return 500 Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$197,806	$277,590	$—

Capital goods	443,415	45,819	—

Communication services	519,997	124,443	—

Consumer cyclicals	751,466	127,978	—

Consumer staples	624,843	64,179	—

Energy	348,425	56,668	—

Financials	998,027	647,842	—

Health care	641,729	50,250	—

Technology	945,836	415,887	—

Transportation	118,963	49,563	—

Utilities and power	226,727	97,598	—

Total common stocks	5,817,234	1,957,817	—

Asset-backed securities	—	51,000	—

Commodity linked notes	—	1,749,563	—

Corporate bonds and notes	—	292,060	—

Foreign government and agency bonds and notes		355,300

Investment companies	1,770,533	—	—

Mortgage-backed securities	—	2,415,352	—

Purchased options outstanding	—	83,874	—

Purchased swap options outstanding	—	1,347	—

U.S. government and agency mortgage obligations	—	3,044,219	—

Warrants	—	355,553	—

Short-term investments	6,276,480	10,169,869	—

Totals by level	$13,864,247	$20,475,954	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$10,945	$—

Futures contracts	(43,258)	—	—

Written options outstanding	—	(2,804)	—

Written swap options outstanding	—	(15,008)	—

Interest rate swap contracts	—	24,279	—

Total return swap contracts	—	(207,811)	—

Credit default contracts	—	56,455	—

Totals by level	$(43,258)	$(133,944)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

Putnam VT Absolute Return 500 Fund	19

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized
		Accrued		appreciation/
Investments in	Balance as of	discounts/	Realized	(deprecia-	Cost of	Proceeds	Total transfers	Total transfers	Balance as of
securities:	12/31/15	premiums	gain/(loss)	tion)#	purchases	from sales	into Level 3†	out of Level 3†	12/31/16

Asset-backed securities	$133,000	—	—	—	—	(133,000)	—	—	$—

Mortgage-backed
securities	$489,513	(49,396)	(623)	(219)	—	(11,912)	—	(427,363)	$—

Totals	$622,513	$(49,396)	$(623)	$(219)	$—	$(144,912)	$—	$(427,363)	$—

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

† Transfers during the reporting period are accounted for using the end of period market value. Transfers out include valuations where a secondary pricing source was obtained for certain securities.

# Includes $0 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

20	Putnam VT Absolute Return 500 Fund

Statement of assets and liabilities
12/31/16

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $20,860,540)	$21,737,721

Affiliated issuers (identified cost $6,256,480) (Notes 1 and 5)	6,256,480

Repurchase agreements (identified cost $6,346,000)	6,346,000

Cash	1,222

Foreign currency (cost $30,074) (Note 1)	29,590

Dividends, interest and other receivables	87,045

Receivable for shares of the fund sold	124,551

Receivable for investments sold	21,724

Receivable from Manager (Note 2)	6,490

Receivable for variation margin (Note 1)	173,471

Unrealized appreciation on forward currency contracts (Note 1)	52,727

Unrealized appreciation on OTC swap contracts (Note 1)	455,837

Premium paid on OTC swap contracts (Note 1)	29,762

Total assets	35,322,620

Liabilities

Payable for investments purchased	15,494

Payable for purchases of delayed delivery securities (Note 1)	3,055,503

Payable for shares of the fund repurchased	53,340

Payable for custodian fees (Note 2)	44,460

Payable for investor servicing fees (Note 2)	5,511

Payable for Trustee compensation and expenses (Note 2)	2,623

Payable for administrative services (Note 2)	321

Payable for distribution fees (Note 2)	6,605

Payable for variation margin (Note 1)	169,622

Unrealized depreciation on OTC swap contracts (Note 1)	620,191

Premium received on OTC swap contracts (Note 1)	137,747

Unrealized depreciation on forward currency contracts (Note 1)	41,782

Written options outstanding, at value (premiums $45,254) (Notes 1 and 3)	17,812

Collateral on certain derivative contracts, at value (Note 1)	20,000

Other accrued expenses	86,668

Total liabilities	4,277,679

Net assets	$31,044,941

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$31,239,072

Undistributed net investment income (Note 1)	85,992

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,063,369)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	783,246

Total — Representing net assets applicable to capital shares outstanding	$31,044,941

Computation of net asset value Class IA

Net assets	$10,997

Number of shares outstanding	1,084

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$10.15*

Computation of net asset value Class IB

Net assets	$31,033,944

Number of shares outstanding	3,093,264

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$10.03

*Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Putnam VT Absolute Return 500 Fund	21

Statement of operations
Year ended 12/31/16

Investment income

Interest (including interest income of $42,227 from investments in affiliated issuers) (Note 5)	$287,598

Dividends (net of foreign tax of $12,083)	277,233

Total investment income	564,831

Expenses

Compensation of Manager (Note 2)	233,082

Investor servicing fees (Note 2)	22,475

Custodian fees (Note 2)	80,304

Trustee compensation and expenses (Note 2)	1,936

Distribution fees (Note 2)	80,226

Administrative services (Note 2)	935

Auditing and tax fees	94,744

Other	19,157

Fees waived and reimbursed by Manager (Note 2)	(163,418)

Total expenses	369,441

Expense reduction (Note 2)	(373)

Net expenses	369,068

Net investment income	195,763

Net realized loss on investments (Notes 1 and 3)	(412,636)

Net realized loss on swap contracts (Note 1)	(714,509)

Net realized gain on futures contracts (Note 1)	285,566

Net realized loss on foreign currency transactions (Note 1)	(42,071)

Net realized loss on written options (Notes 1 and 3)	(40,973)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	19,813

Net unrealized appreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the year	891,830

Net loss on investments	(12,980)

Net increase in net assets resulting from operations	$182,783

The accompanying notes are an integral part of these financial statements.

22	Putnam VT Absolute Return 500 Fund

Statement of changes in net assets

	Year ended	Year ended
	12/31/16	12/31/15

Increase (decrease) in net assets

Operations

Net investment income	$195,763	$97,518

Net realized gain (loss) on investments and foreign currency transactions	(924,623)	1,156,430

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	911,643	(1,490,844)

Net increase (decrease) in net assets resulting from operations	182,783	(236,896)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(739)	(43)

Class IB	(1,158,654)	(49,703)

Net realized short-term gain on investments

Class IA	—	(51)

Class IB	—	(128,181)

From net realized long-term gain on investments

Class IA	—	(211)

Class IB	—	(534,024)

From return of capital

Class IA	(42)	—

Class IB	(66,319)	—

Increase (decrease) from capital share transactions (Note 4)	(1,750,376)	9,556,506

Total increase (decrease) in net assets	(2,793,347)	8,607,397

Net assets

Beginning of year	33,838,288	25,230,891

End of year (including undistributed net investment income of $85,992 and $1,200,541, respectively)	$31,044,941	$33,838,288

The accompanying notes are an integral part of these financial statements.

Putnam VT Absolute Return 500 Fund	23

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:						LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From Net investment income	From net realized gain on investments	From return of capital	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d,e]	Ratio of net investment income (loss) to average net assets (%)[e]	Portfolio turnover (%)

Class IA

12/31/16	$10.46	.09	—	.09	(.38)	—	(.02)	(.40)	$10.15	.93	$11.90		.86	503[f]

12/31/15	10.78	.06	(.08)	(.02)	(.04)	(.26)	—	(.30)	10.46	(.22)	21.90		.58	520[f]

12/31/14	10.49	.05	.38	.43	(.14)	—	—	(.14)	10.78	4.12	11.90		.46	317[f]

12/31/13	10.07	.01	.44	.45	(.03)	—	—	(.03)	10.49	4.46	10.90		.12	208[g]

12/31/12	9.63	—[h]	.44	.44	—	—	—	—	10.07	4.57	9,971.90		.02	262[g]

Class IB

12/31/16	$10.35	.06	(.01)	.05	(.35)	—	(.02)	(.37)	$10.03	.60	$31,034	1.15	.61	503[f]

12/31/15	10.67	.03	(.07)	(.04)	(.02)	(.26)	—	(.28)	10.35	(.44)	33,818	1.15	.33	520[f]

12/31/14	10.41	.02	.38	.40	(.14)	—	—	(.14)	10.67	3.86	25,220	1.15	.22	317[f]

12/31/13	10.03	—[h]	.41	.41	(.03)	—	—	(.03)	10.41	4.08	21,681	1.15	(.04)	208[g]

12/31/12	9.61	(.02)	.44	.42	—	—	—	—	10.03	4.37	7,886	1.15	(.23)	262[g]

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

12/31/16	0.51%

12/31/15	0.44

12/31/14	0.50

12/31/13	0.45

12/31/12	1.24

f Portfolio turnover includes TBA purchase and sale commitments.

g Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

December 31, 2013	280%

December 31, 2012	475

h Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

24	Putnam VT Absolute Return 500 Fund

Notes to financial statements 12/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2016 through December 31, 2016.

Putnam VT Absolute Return 500 Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to earn a positive total return that exceeds the return on U.S. Treasury bills by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return by combining two independent investment strategies — a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage-and asset backed securities; below-investment-grade securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts (REITs). The alpha strategy involves the potential use of active trading strategies designed to provide additional total return through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, balanced portfolios with significant exposure to both stocks and bonds. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. The fund typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities and total return swaps taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities and total return swaps in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security

Putnam VT Absolute Return 500 Fund	25

events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates, for hedging treasury term structure risk, for yield curve positioning and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk, and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

26	Putnam VT Absolute Return 500 Fund

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, for hedging term structure risk, for yield curve positioning, for gaining exposure to rates in various countries and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation, for gaining exposure to inflation, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to manage exposure to credit risk, to gain exposure to specific markets or countries, to gain exposure to specific sectors or industries, to gain exposure to rates of inflation in specific regions or countries and to hedge inflation in specific regions or countries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk, for gaining exposure to specific sectors and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized

Putnam VT Absolute Return 500 Fund	27

gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $6,791 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $346,495 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $331,934 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2016, the fund had a capital loss carryover of $1,010,951 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

Loss carryover

Short-term	Long-term	Total	Expiration

$1,010,951	$—	$1,010,951	*

*Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from defaulted bond interest, from net operating loss, from income on swap contracts, and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $150,919 to decrease undistributed net investment income, $81,749 to decrease paid-in capital and $232,668 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,391,725
Unrealized depreciation	(604,773)

Net unrealized appreciation	786,952
Capital loss carryforward	(1,010,951)

Cost for federal income tax purposes	$33,553,230

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 67.5% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and othertransactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are

28	Putnam VT Absolute Return 500 Fund

invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,
0.830%	of the next $5 billion,
0.780%	of the next $10 billion,
0.730%	of the next $10 billion,
0.680%	of the next $50 billion,
0.660%	of the next $50 billion,
0.650%	of the next $100 billion and
0.645%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.726% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through April 30, 2018, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.90% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $30,923 as a result of this limit.

Putnam Management has also contractually agreed, through April 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $132,495 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$10
Class IB	22,465

Total	$22,475

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $23 under the expense offset arrangements and by $350 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $25, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales

Investments in securities, including
TBA commitments (Long-term)	$91,924,579	$94,310,135

U.S. government securities
(Long-term)	—	—

Total	$91,924,579	$94,310,135

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Putnam VT Absolute Return 500 Fund	29

Written option transactions during the reporting period are summarized as follows:

	Written swap option	Written swap option	Written option	Written option
	contract amounts	premiums	contract amounts	premiums

Written options outstanding at
the beginning of the reporting
period	$1,647,450	$48,121	$24,419	$10,186

Options opened	7,336,000	40,735	552,184	72,766

Options exercised	(267,600)	(2,327)	—	—

Options expired	(3,173,550)	(4,696)	(142,557)	(49,742)

Options closed	(4,753,500)	(39,813)	(243,085)	(29,976)

Written options outstanding at
the end of the reporting period	$788,800	$42,020	$190,961	$3,234

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/16		Year ended 12/31/15		Year ended 12/31/16		Year ended 12/31/15

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	2,529	$26,026	922	$9,653	828,710	$8,326,302	1,509,701	$15,871,516

Shares issued in connection with
reinvestment of distributions	79	781	29	305	124,489	1,224,973	67,479	711,908

	2,608	26,807	951	9,958	953,199	9,551,275	1,577,180	16,583,424

Shares repurchased	(3,488)	(35,574)	—	—	(1,128,927)	(11,292,884)	(671,211)	(7,036,876)

Net increase (decrease)	(880)	$(8,767)	951	$9,958	(175,728)	$(1,741,609)	905,969	$9,546,548

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class IA	1,084	100.00%	$10,997

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the beginning				Fair value at the end of
Name of affiliate	of the reporting period	Purchase cost	Sale proceeds	Investment income	the reporting period

Putnam Money Market Liquidity
Fund**	$8,587,075	$3,732,943	$12,320,018	$11,758	$—

Putnam Short Term Investment
Fund*	6,090,869	12,333,016	12,167,405	30,469	6,256,480

Totals	$14,677,944	$16,065,959	$24,487,423	$42,227	$6,256,480

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

** Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

30	Putnam VT Absolute Return 500 Fund

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$24,000

Purchased currency options (contract amount)	$170,000

Purchased swap option contracts (contract amount)	$1,100,000

Written equity option contracts (contract amount) (Note 3)	$13,000

Written currency options (contract amount)	$43,000

Written swap option contracts (contract amount) (Note 3)	$1,700,000

Futures contracts (number of contracts)	60

Forward currency contracts (contract amount)	$8,700,000

Centrally cleared interest rate swap contracts (notional)	$29,200,000

OTC total return swap contracts (notional)	$40,700,000

OTC credit default contracts (notional)	$2,300,000

Centrally cleared credit default contracts (notional)	$2,000,000

Warrants (number of warrants)	98,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation	$161,531*	Unrealized depreciation	$105,076

Foreign exchange contracts	Investments, Receivables	57,431	Payables	43,372

Equity contracts	Investments, Receivables,
	Net assets —		Payables, Net assets —
	Unrealized appreciation	842,237	Unrealized depreciation	660,728*

Interest rate contracts	Investments, Receivables,
	Net assets —		Payables, Net assets —
	Unrealized appreciation	103,272*	Unrealized depreciation	91,723*

Total		$1,164,471		$900,899

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as				Forward currency
hedging instruments under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(279,091)	$(279,091)

Foreign exchange contracts	—	(852)	—	(41,268)	—	(42,120)

Equity contracts	(30,313)	(227,040)	270,754	—	(243,905)	(230,504)

Interest rate contracts	—	(17,974)	14,812	—	(191,513)	(194,675)

Total	$(30,313)	$(245,866)	$285,566	$(41,268)	$(714,509)	$(746,390)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as				Forward currency
hedging instruments under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$106,684	$106,684

Foreign exchange contracts	—	(509)	—	20,207	—	19,698

Equity contracts	90,956	32,628	(68,697)	—	(157,136)	(102,249)

Interest rate contracts	—	12,595	2,671	—	54,097	69,363

Total	$90,956	$44,714	$(66,026)	$20,207	$3,645	$93,496

Putnam VT Absolute Return 500 Fund	31

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Centrally cleared interest rate
swap contracts§	$—	$—	$171,834	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$171,834

OTC Total return swap contracts*#	226,390	3	—	85,858	13	39,514	13,858	—	41,978	41	—	—	—	—	—	407,655

OTC Credit default contracts*#	—	—	—	—	16,442	—	19,637	—	—	4,469	—	—	—	—	—	40,548

Centrally cleared credit
default contracts§	—	—	1,615	—	—	—	—	—	—	—	—	—	—	—	—	1,615

Futures contracts§	—	—	—	—	—	—	—	—	—	—	22	—	—	—	—	22

Forward currency contracts#	13,281	1,080	—	4,603	378	—	17,003	26	9,400	—	—	3,344	3,050	—	562	52,727

Purchased swap options**#	7	—	—	99	1	—	1,170	—	70	—	—	—	—	—	—	1,347

Purchased options**#	9,899	—	—	20,990	—	—	—	—	52,985	—	—	—	—	—	—	83,874

Repurchase agreements**	—	—	—	—	—	—	—	—	—	—	6,346,000	—	—	—	—	6,346,000

Total Assets	$249,577	$1,083	$173,449	$111,550	$16,834	$39,514	$51,668	$26	$104,433	$4,510	$6,346,022	$3,344	$3,050	$—	$562	$7,105,622

Liabilities:

Centrally cleared interest rate
swap contracts§	—	—	152,600	—	—	—		—	—	—	—	—	—	—	—	152,600

OTC Total return swap contracts*#	481,500	67	—	52,201	681	22,471	35,721	—	3	—	—	—	—	22,822	—	615,466

OTC Credit default contracts*#	619	1,859	—	—	73,620	—	28,978	—	—	—	—	—	—	—	—	105,076

Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Futures contracts§	—	—	—	—	—	—	—	—	—	—	17,022	—	—	—	—	17,022

Forward currency contracts#	3,543	3,238	—	8,817	1,317	—	4,567	754	7,143	—	—	5,372	6,232	—	799	41,782

Written swap options #	3	—	—	229	2	—	945	—	13,829	—	—	—	—	—	—	15,008

Written options #	—	—	—	—	—	—	—	—	2,804	—	—	—	—	—	—	2,804

Total Liabilities	$485,665	$5,164	$152,600	$61,247	$75,620	$22,471	$70,211	$754	$23,779	$—	$17,022	$5,372	$6,232	$22,822	$799	$949,758

Total Financial and Derivative
Net Assets	$(236,088)	$(4,081)	$20,849	$50,303	$(58,786)	$17,043	$(18,543)	$(728)	$80,654	$4,510	$6,329,000	$(2,028)	$(3,182)	$(22,822)	$(237)	$6,155,864

Total collateral
received (pledged)†##	$(236,088)	$—	$—	$20,000	$(58,786)	$—	$6,791	$—	$—	$—	$6,329,000	$—	$—	$—	$—

Net amount	$—	$(4,081)	$20,849	$30,303	$—	$17,043	$(25,334)	$(728)	$80,654	$4,510	$—	$(2,028)	$(3,182)	$(22,822)	$(237)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

Note 9 — New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

32	Putnam VT Absolute Return 500 Fund	Putnam VT Absolute Return 500 Fund	33

Federal tax information (Unaudited)

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

The fund designated 9.28% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

34	Putnam VT Absolute Return 500 Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	None	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services	
Kenneth R. Leibler Born 1949 Trustee since 2006 and Vice Chair since 2016	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.	Eversource Corporation, which operates New England's largest energy delivery system

Putnam VT Absolute Return 500 Fund	35

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2016, there were 114 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	Mark C. Trenchard (Born 1962)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President and BSA Compliance Officer
Officer, and Compliance Liaison	Since 2010	Since 2002
Since 2004		Director of Operational Compliance,
	Janet C. Smith (Born 1965)	Putnam Investments and Putnam
Robert T. Burns (Born 1961)	Vice President, Principal Financial Officer,	Retail Management
Vice President and Chief Legal Officer	Principal Accounting Officer, and Assistant
Since 2011	Treasurer	Nancy E. Florek (Born 1957)
General Counsel, Putnam Investments, Putnam	Since 2007	Vice President, Director of Proxy Voting and
Management, and Putnam Retail Management	Director of Fund Administration Services,	Corporate Governance, Assistant Clerk, and
	Putnam Investments and Putnam Management	Associate Treasurer
James F. Clark (Born 1974)		Since 2000
Vice President and Chief Compliance Officer	Susan G. Malloy (Born 1957)
Since 2016	Vice President and Assistant Treasurer
Chief Compliance Officer, Putnam Investments	Since 2007
and Putnam Management	Director of Accounting & Control Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

36	Putnam VT Absolute Return 500 Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s [SEC] website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Kenneth R. Leibler, Vice Chair
Boston, MA 02109	P.O. Box 8383	Liaquat Ahamed
	Boston, MA 02266-8383	Ravi Akhoury
Investment Sub-Advisors	1-800-225-1581	Barbara M. Baumann
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
The Putnam Advisory Company, LLC	Legal Counsel	Robert E. Patterson
One Post Office Square	Ropes & Gray LLP	George Putnam, III
Boston, MA 02109		Robert L. Reynolds
	Independent Registered	W. Thomas Stephens
Marketing Services	Public Accounting Firm
Putnam Retail Management	PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Absolute Return 500 Fund	37

This report has been prepared for the shareholders
of Putnam VT Absolute Return 500 Fund.	VTAN110 304286 2/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2016	$84,249	$ —	$10,467	$ —
December 31, 2015	$73,020	$ —	$10,474	$ —

For the fiscal years ended December 31, 2016 and December 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $570,220 and $753,067 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2016	$ —	$559,753	$ —	$ —

December 31, 2015	$ —	$742,593	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2017